Exhibit 10(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the to the incorporation by reference of our report dated October 14, 2005, with respect to the financial statements of Merrill Lynch Fundamental Growth Principal Protected Fund for the year ended August 31, 2005 in this Registration Statement on Form N-1A under the Investment Company Act of 1940 (File No. 811-21162) of Merrill Lynch Fundamental Growth Principal Protected Fund.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
September 25, 2006